SCHNEIDER SMALL CAP VALUE FUND

(the “Fund”)

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated March 25, 2008

to Prospectus dated December 31, 2007

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective April 8, 2008, the Schneider Small Cap Value Fund (the “Fund”) is reopened to new investors and existing shareholders. Schneider Capital Management Company, subject to the approval of the Board of Directors of The RBB Fund, Inc., may subsequently close the Fund again should concerns regarding the Fund’s size recur.

Please retain this Supplement for future reference.